September 7, 1999


Securities and Exchange Commission
Attn: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC 20549

                                           Re: Professionally Managed Portfolios
                                                              File No. 811-03758
                                                              CIK No. 0000720498

Dear Sir or Madam:

     On behalf of the above Registrant and pursuant to Rule 30b-2 under the Investment Company Act of 1940, I enclose for filing via EDGAR, a copy of the Annual Report to shareholders of the Matrix/LMH Value Fund series of the Registrant for the twelve month period ended June 30, 1999.

     If you have any questions, please contact me at (602) 952-1100.


Sincerely yours,
/s/

Robert H. Wadsworth

                                   MATRIX/LMH
                                   VALUE FUND
     August 15, 1999

     Dear Fellow Shareholder:

         I am pleased to enclose our report and commentary concerning the Matrix/LMH Value Fund for the past year as well as for the quarter ending June 30, 1999.

         It has now been three years since Matrix began its involvement in the management of the Matrix/LMH Value Fund. We are happy to report that we have made significant progress in boosting its performance and streamlining the Fund's operations. These developments have positioned the Fund for its next stage of significant growth.

         Most importantly, the Fund has generated highly competitive returns over the past three years, with a +18.52% annualized growth. These gains are comfortably ahead of our peer group's returns of +15.91% (Source:
     Morningstar -- Mid Cap. Value Index). During the past 12 months, the Fund increased by 19.79%.

         In addition to producing solid investment performance, we have made good on our commitment to increase the distribution and visibility of the Fund. Highlights of this achievement include:

         o    We are part of the Schwab One Source program.
         o Investors can purchase the Fund through a substantial number of other brokerage firms which offer no-load mutual funds to their clients.
         o We recently secured daily listing of the Fund's Net Asset Value in The Wall Street Journal and weekly listing in Barron's.
         o We have a web site which provides daily valuations, portfolio updates, quarterly communications, as well as recent articles and investment comments by Matrix principals.
         o We expanded the Fund's communications and correspondence to quarterly from semi-annually.
         o Matrix was one of five firms recently highlighted in "Investing Strategies of Top Value Players" in Lisa Holton's new book How to Be a Value Investor.
         o    In the past quarter,  we were included in various  interviews  and
              stock   discussions  in  Business  Week,   Money   Magazine,   and
              Kiplinger's.
         o We are making a concerted attempt to use existing relationships to increase exposure of the Fund in the marketplace. These efforts are expected to further increase the size of the Fund over the next nine to 18 months.

         We are especially gratified that we have been able to continually lower the Fund's expense ratio. Starting at 1.84% prior to our involvement, the expense ratio declined in the past year to 1.23%. We are pleased to note that as of July 30th of this year, the expense ration has dropped below 1.1%.

         As we have discussed in the past, the Matrix partners and associates in our firm as well as our friends and family continue to increase our participation in the Fund. You should take comfort from the recognition that the highest endorsement any financial manager can give to an investment is owning it.

                                   MATRIX/LMH
                                   VALUE FUND

          To all our shareholders, we reiterate our commitment to provide you with quality investment management aimed at producing attractive long-term growth, with less short-term risk and volatility than the market.


                                      * * *
         Our most recent investment performance has been very impressive. The Fund posted extremely strong performance for the second quarter. The Net Asset Value of the Fund ended the quarter at $38.40, an increase of 20.75% for the quarter, 24.11% for the first six months of the calendar year and 19.79% over the past 12 months.

         Not   surprisingly,   therefore,   the  Fund's   performance   for  the
     year-to-date significantly outpaced the major market indices, including the S&P 500 Index, as shown below:

                     Comparison of Equity Performance from
                               12/31/98 - 6/30/99
                        Matrix/LMH Value Fund    24.11%
                        All Cap Blend Index *     9.70%
                        S&P 500 Index            12.38%
                        Value Line Index          7.28%
                        Russell 2000 Index        9.09%
                     *(1/3 S&P 500, 1/3 Value Line, 1/3 Russell 2000)

         We were gratified to see that the common sense underlying the Fund's investment discipline was fully recognized and rewarded in the second quarter. Following this letter we include a commentary about the market, our investment progress and the state of our holdings as well as our Ideas About Investing.

                                   MATRIX/LMH
                                   VALUE FUND

          If you have any questions on the enclosed, or would like to discuss our outlook on the market or the Fund in greater detail, please feel free to call us at (800) 366-6223 or e-mail us at matrix444@aol.com. You might also enjoy visiting our website at www.matrixlmh.com.

         Best regards.
                                                     Sincerely,
                                                    /s/  David A. Katz


                                                     David A. Katz, CFA
                                                     Chief Investment Officer


     Past performance is not a guarantee of future results. The Fund's average annual returns for the one-year, five-year, and ten-year periods ended June 30th, 1999 were 19.79%, 18.63%, and 9.60%, respectively. Fund share value and returns fluctuate and investors may have a gain or loss when they redeem shares. Matrix Asset Advisors became sub-Advisor on July 3, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

                                   MATRIX/LMH
                                   VALUE FUND

                             Matrix/LMH Value Fund
                       Value of $10,000 vs S&P 500 Index



             Date     Matrix/LMH      S&P 500 Index
                      Value Fund
            30-Jun-89   10,000             10,000
            30-Jun-90    9,592             11,673
            30-Jun-91    8,907             12,547
            30-Jun-92    9,895             14,219
            30-Jun-93   10,914             16,158
            30-Jun-94   10,648             16,383
            30-Jun-95   12,827             20,665
            30-Jun-96   15,035             26,020
            30-Jun-97   18,563             35,054
            30-Jun-98   20,895             45,615
            30-Jun-99   25,030             52,919

Annual Average Total Returns
Year Ended June 30,1999
1 Year         19.79%
5 Year         18.63%
10 Year         9.60%

Past performance is not predictive of future performance.

The S&P 500 is an unmanaged index composed of 500 common stocks representative of the stock market as a whole.

                                   MATRIX/LMH
                                   VALUE FUND


               CAPITAL MARKETS COMMENTARY - SECOND QUARTER OF 1999

     "Holy cow!" -- Phil Rizzuto

     Overview:

     The second quarter was marked by the breakdown of the dominance of the megacap stocks that had characterized the stock market for the past two years. For the first time since the decline of Asian economies in mid-1997, there was intense interest in a broader base of stocks, most of which had significantly underperformed the "New Nifty Fifty" in 1998. Simultaneously, many previous market leaders suffered from a concern that their premium pricing was unjustifiable.

         The overall stock market had a very choppy quarter, which ended well, thanks to the Federal Reserve returning to a neutral monetary policy, which propelled markets upwards in the last few days of June. However, for much of the quarter the market posted nominal and even negative results, reflecting anxieties about interest rates and the ability of previous market leaders to maintain their momentum.

         For the Matrix/LMH Value Fund, the second quarter was nothing short of breathtaking. For us, the quarter had a quasi-Biblical quality to it: a sense of resurrection, redemption and vindication was the reward for maintaining our discipline during a period last year when it seemed that little was going right.

         In the second quarter, the basic common sense underlying our discipline -- "buy good companies at good prices" -- came through across our entire portfolio, with the vast majority of our stocks benefiting from increasingly favorable business prospects.

         In addition, the second quarter provided some important object lessons about investing. Whereas at the beginning of the quarter the death of Value was being widely contemplated by market pundits, by quarter-end many of those same sources were trumpeting the timeliness of Value. Following this Commentary, we devote our Ideas About Investing to a discussion of the lessons to be learned from this past quarter.

     Portfolio Update

         In the second quarter the vast majority of Matrix holdings experienced solid gains. The primary reason for this was strong business performance, as well as certain previously out-of-favor industries receiving renewed interest.

         Conspicuously  successful were the firm's technology stocks:
     Electronic Data Systems,  LAM Research,  Motorola,  Novellus Systems and
     Vishay Intertechnology. Other strong performers included Alcatel, Bausch & Lomb, First Data Corp., Mark IV Industries, St. Jude Medical, Sensormatic and Tupperware.

                                   MATRIX/LMH
                                   VALUE FUND

          Frontier and O'Sullivan, each of which announced plans to be acquired, also had healthy gains. While a number of our other holdings had modest appreciation during the quarter, there were few positions that had meaningful setbacks.

         During the quarter, we sold our holdings of Cooper Tire for a modest loss to take advantage of more compelling investment opportunities. We also scaled back our outsized position in Frontier Corp. and Mellon Bank for gains in excess of 150%. We used the proceeds from these sales along with existing cash balances to build positions in Bank One, Manpower and Mattel as well as to add to other existing positions.



                                      * * *

         Following this letter is our quarterly feature, Ideas About Investing. This quarter we reflect on the lessons that the past three months can teach us all about equity investing.

         Please call any of us at any time with any questions or concerns. And remember our e-mail address, Matrix444@aol.com. Best regards for a happy and relaxing summer.

                                   MATRIX/LMH
                                   VALUE FUND

                              IDEAS ABOUT INVESTING

                  A Quarterly Quest for Investing Enlightenment

     1. So this is why people study history?
         One truism about life is that things look much more clear in retrospect. With distance comes perspective, and a cooler detached ability to analyze things more calmly than in the heat of the moment.

         The very same can be said for investing. Market movements seem self-evident after the fact, but while they occur, few fully understand what is moving the market. With distance comes the detached perspective that allows investors to see a larger picture of the market at work, rather than just short-term price fluctuations.

         This past quarter in the market represented the culmination of objective market analysis and perspective. While many investors in the heat of the moment had been quick to abandon proven methods for evaluating the relative attraction of stocks, the second quarter sent many people back to their securities analysis textbooks for a refresher course in market fundamentals.

         Above all, the second quarter should remind us that the following verities of investing have not been repealed, nor have been shown to be obsolete:

              1. Things change, but never change. The constant urge to depict the present as unprecedented is a classic human conceit and error. Markets work in cycles, cycles tend to be influenced by emotion and emotion is an intrinsic part of what makes us human. It is humbling, but ultimately reassuring to recognize that "all of this" has happened before.

              2. Nothing is forever good or bad in the market. The fact that a particular stock or industry has been attractive does not mean it will continue that way. Furthermore, all stocks experience performance cycles, either because of business fundamentals or because expectations about stock performance have become overly exaggerated -- one way or the other. Investors who insist on buying something because it has been going up run the risk of getting in too late. It has become very common for many mutual funds or individual stocks to post strong returns, and yet most of the investors in them have lost money because they bought them at or close to the top.

              3. When everyone is thoroughly convinced that a stock, an industry or the market itself will perform a certain way, you can count on the opposite. Markets ultimately work counter-intuitively, and rarely comport with conventional thinking over long periods of time. Despite the market of the last few years, the stock market was never a place where everyone had strong performance. Rather, the disciplined and the shrewd usually profited while the unwary were usually disappointed. The key to successful long-term investing has always been a consistent, disciplined methodology that has established that it can work.

                                   MATRIX/LMH
                                   VALUE FUND

               4. Buying a stock for any reason other than a well-grounded knowledge of the business, is speculation. The fact that a stock is moving up means little in terms of its longer-term performance. That performance will be determined by the business prospects of the company and the price that an investor pays. Those who invest without such awareness are actually investing in the movement of the stock, which, as we have seen, is volatile and unpredictable.

              5. Time is the greatest ally of prudent and disciplined investors. For those who have adopted a sound methodology, and who have done their homework about a stock (and keep doing it through constant monitoring of the company's business prospects), time will usually reward you.

              Why? Because time allows all the other elements necessary for good investing to work their magic. In the second quarter, several of our stocks which had previously been severely punished because of earnings disappointments, perceptions of future growth prospects and industry concerns, were positively re-appraised. Good companies have the ability to overcome short-term operating issues, and, if successful, can benefit from the reversal of the emotional power that had previously hurt their stock prices.

              6. Patience is the investor's way of harnessing the power of time. While time might ultimately rescue and reward the stock price of a good company, it does an investor no good unless he or she has the patience to be there to reap the reward.

              We recognize that in a world of instant information and shortened timeframes this patience is not easily achieved. Our expectations have become higher and we are encouraged by the financial media to be less patient. Nevertheless, it is the investor with the longer-term focus who should both perform better and lose less sleep.

              An important element of patience is trust. When an investor has an established discipline of investing, then he or she can trust that over time there is a far better likelihood of doing well. That trust builds confidence and conviction, which in turn allows for patience.

              During the second quarter, many of the observations and predictions that we had been making about the market began to come to fruition. Our views have been based on close study of market cycles going back more than 70 years. While we are relieved to be proven right, we are also not terribly surprised. And while past performance doesn't guarantee the future, history shows that much of what is going on today has all happened before.

                                   MATRIX/LMH
                                   VALUE FUND


                                                     Schedule of
                                                     Investments                              JUNE 30, 1999
                                                     ------------------------------------------------------
                                                     COMMON STOCKS (98.99%)
     SECURITY                                        SHARES                                       VALUE
     ------------------------------------------------------------------------------------------------------

     AUTO PARTS (3.22%)
        Mark IV Industries, Inc.                      17,000                                      $ 359,125
                                                                                                  ---------

     BANKS (6.71%)
        Bank One Corporation                           1,800                                        107,213
        Bank of America Corp.                          3,500                                        256,594
        Mellon Bank Corp.                              4,000                                        145,500
        J.P. Morgan & Co.                              1,700                                        238,850
                                                                                                   --------
                                                                                                    748,157
                                                                                                   --------
     COMPUTER AND PERIPHERALS (1.10%)
        3 Com Corp.*                                   4,600                                        122,762
                                                                                                   --------

     COMPUTER SOFTWARE AND SERVICES (4.06%)
        Electronic Data Sytems Corp.                   8,000                                        452,500
                                                                                                   --------

     CONSUMER PRODUCTS (8.79%)
        Bausch & Lomb, Inc.                            4,500                                        344,250
        Eastman Kodak Co.                              5,300                                        359,075
        Polaroid Corp.                                10,000                                        276,250
                                                                                                   --------
                                                                                                    979,575
                                                                                                   --------
     DRUGS (7.15%)
        Bristol-Myers Squibb Co.                       5,200                                        366,275
        Pharmacia & Upjohn, Inc.                       5,000                                        284,063
        Teva Pharmaceutical SP ADR                     3,000                                        147,000
                                                                                                   --------
                                                                                                    797,338
                                                                                                   --------
     ELECTRONICS (6.95%)
        Arrow Electronics, Inc.*                       9,000                                        171,000
        Vishay Intertechnology, Inc.*                 28,750                                        603,750
                                                                                                   --------
                                                                                                    774,750
                                                                                                   --------
     FINANCIAL SERVICES: (7.95%)
        First Data Corp.                              12,500                                        611,719
        SLM Holding Corp.                              6,000                                        274,875
                                                                                                   --------
                                                                                                    886,594
                                                                                                   --------

                                   MATRIX/LMH
                                   VALUE FUND

                                                     COMMON STOCKS, Continued
     SECURITY                                        SHARES                                       VALUE
     ------------------------------------------------------------------------------------------------------

     FURNITURE (6.87%)
        O'Sullivan Industries*                        30,500                                      $ 518,500
        Shaw Industries, Inc.                         15,000                                        247,500
                                                                                                  ---------
                                                                                                    766,000
                                                                                                  ---------
     HOUSEHOLD PRODUCTS (3.20%)
        Tupperware Corp.                              14,000                                        357,000
                                                                                                  ---------

     INDUSTRIAL SERVICES (3.33%)
        Manpower Inc.                                 10,000                                        226,250
        Olsten Corp.                                  23,000                                        145,187
                                                                                                  ---------
                                                                                                    371,437
                                                                                                  ---------
     MEDICAL SERVICES (3.11%)
        Aetna Inc.                                     2,200                                        196,763
        Foundation Health Systems*                    10,000                                        150,000
                                                                                                  ---------
                                                                                                    346,763
                                                                                                  ---------
     MEDICAL SUPPLIES (6.84%)
        SpaceLabs Medical, Inc.*                      14,000                                        264,250
        St. Jude Medical, Inc.*                       14,000                                        498,750
                                                                                                  ---------
                                                                                                    763,000
                                                                                                  ---------
     OILFIELD SERVICES/EQUIPMENT (1.20%)
        Schlumberger Ltd.                              2,100                                        133,744
                                                                                                  ---------

     PRECISION INSTRUMENTS (3.34%)
        Sensormatic Electronics Corp.*                26,700                                        372,131
                                                                                                  ---------

     RESTAURANTS (1.57%)
        Lone Star Steakhouse & Saloon*                18,000                                        174,937
                                                                                                  ---------

     SEMICONDUCTORS/CAPITAL EQUIPMENT: (5.19%)
        LAM Research Corp.*                            8,000                                        373,500
        Novellus Systems, Inc.*                        3,000                                        204,750
                                                                                                  ---------
                                                                                                    578,250
                                                                                                  ---------
     TELECOMMUNICATIONS/EQUIPMENT: (4.84%)
        Alcatel SA                                     9,000                                        255,375
        Motorola Inc.                                  3,000                                        284,250
                                                                                                  ---------
                                                                                                    539,625
                                                                                                  ---------
     TELECOMMUNICATIONS SERVICES (4.98%)
        Frontier Corp.                                 9,400                                        554,600
                                                                                                  ---------

                                   MATRIX/LMH
                                   VALUE FUND

                                                     COMMON STOCKS, Continued
     SECURITY                                        SHARES                                       VALUE
     ------------------------------------------------------------------------------------------------------

     TEXTILE (1.72%)
        Unifi, Inc.*                                   9,000                                      $ 191,250
                                                                                                  ---------

     TOBACCO (2.60%)
        Philip Morris Co., Inc.                        7,200                                        289,350
                                                                                                  ---------

     TOYS AND SCHOOL SUPPLIES (4.27%)
        Mattel Inc.                                    9,000                                        237,937
        Toys R Us*                                    11,500                                        237,906
                                                                                                  ---------
                                                                                                    475,843
                                                                                                  ---------

                                                     TOTAL COMMON STOCKS
                                                     (cost $8,573,528)                           11,034,731
                                                     ------------------------------------------------------

     SHORT-TERM INVESTMENTS (2.11%)
     ------------------------------------------------------------------------------------------------------

        Firstar Treasury Fund (cost $235,507)        235,507                                        235,507
                                                                                                  ---------

                                                     TOTAL INVESTMENTS IN SECURITIES
                                                     (cost $8,809,035) - 101.10%                 11,270,238
                                                     LIABILITIES IN EXCESS OF
                                                     OTHER ASSETS  - (1.10%)                      (122,649)
                                                     ------------------------------------------------------
                                                     TOTAL NET ASSETS                           $11,147,589
                                                     ======================================================

*Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

                                   MATRIX/LMH
                                   VALUE FUND


                                                     Statement of
                                                     Assets and Liabilities                   JUNE 30, 1999
                                                    -------------------------------------------------------
                                                     ASSETS
     Investments in securities, at value:
        Common stocks (cost $8,573,528).................................................        $11,034,731
        Short-term investments (cost $235,507)..........................................            235,507
     Dividends and interest receivable..................................................             18,463
     Prepaid expenses and other assets..................................................              1,732
                                                     ------------------------------------------------------
                                                     TOTAL ASSETS                                11,290,433
                                                     ------------------------------------------------------
                                                     LIABILITIES
     Payables:
        Advisory fee....................................................................              2,230
        Securities purchased............................................................            129,563
     Accrued expenses...................................................................             11,051
                                                     ------------------------------------------------------
                                                     TOTAL LIABILITIES                              142,844
                                                     ------------------------------------------------------
                                                     NET ASSETS                                 $11,147,589
                                                     ======================================================
                                                     SOURCE OF NET ASSETS
     Capital
        Par value of 290,339 shares outstanding
           (30,000,000 shares authorized)
           at $.01 per share............................................................            $ 2,903
        Paid-in capital ................................................................          8,584,466
                                                      -----------------------------------------------------
        Total capital paid in on shares.................................................          8,587,369
        Undistributed net investment income.............................................                114
        Undistributed net realized gain on
           investment transactions......................................................             98,903
        Unrealized appreciation of investments..........................................          2,461,203
                                                     ------------------------------------------------------
                                                     NET ASSETS                                 $11,147,589
                                                     ======================================================
                                                     NET ASSET VALUE PER SHARE
                                                     (Offering and Redemption Price)                $ 38.40
                                                     ======================================================

The accompanying notes to financial statements are an integral part of these statements.

                                   MATRIX/LMH
                                   VALUE FUND

                                                                                                   FOR THE
                                                     Statement of                                 YEAR ENDED
                                                     Operations                                  JUNE 30, 1999
                                                     ------------------------------------------------------
                                                     INVESTMENT
                                                     INCOME
     Dividends..........................................................................          $ 116,845
     Interest...........................................................................              7,387
                                                     ------------------------------------------------------
                                                     TOTAL INCOME                                   124,232
                                                     ------------------------------------------------------

                                                     EXPENSES
     Investment advisory fee............................................................             92,001
     Transfer agent fee and expenses....................................................             38,027
     Audit fees.........................................................................             12,783
     Registration and filing fees.......................................................              8,491
     Custodian fee and expenses.........................................................              8,005
     Reports to shareholders ...........................................................              2,863
     Legal fees.........................................................................              2,422
     Miscellaneous......................................................................              2,132
     Insurance..........................................................................              2,000
                                                     ------------------------------------------------------
                                                     TOTAL EXPENSES                                 168,724
                                                     LESS: Advisory fees waived                     (53,319)
                                                     ------------------------------------------------------
                                                     NET EXPENSES                                   115,405
                                                     ------------------------------------------------------
                                                     NET INVESTMENT INCOME                            8,827
                                                     ------------------------------------------------------

                                                     REALIZED AND UNREALIZED
                                                     GAIN ON INVESTMENTS - NET
     Realized gain on investments - net.................................................            106,818
     Change in unrealized appreciation of investments - net.............................          1,664,100
                                                     ------------------------------------------------------
                                                     GAIN ON INVESTMENTS - NET                    1,770,918
                                                     ------------------------------------------------------
                                                     NET INCREASE IN NET ASSETS
                                                     RESULTING FROM OPERATIONS                   $1,779,745
                                                     ======================================================

The accompanying notes to financial statements are an integral part of these statements.

                                   MATRIX/LMH
                                   VALUE FUND


                                                   Statement of Changes
                                                   in Net Assets                    FOR THE           FOR THE
                                                                                   YEAR ENDED        YEAR ENDED
                                                                                    JUNE 30,          JUNE 30,
                                                                                      1999              1998
                                                    ------------------------------------------------------------
     Net investment income................................................             $ 8,827          $ 41,565
     Realized gain on investments - net...................................             106,818         1,559,450
     Change in unrealized appreciation of investments - net...............           1,664,100          (528,272)
                                                    ------------------------------------------------------------
                                                     NET INCREASE IN NET
                                                     ASSETS RESULTING
                                                     FROM OPERATIONS                 1,779,745         1,072,743
                                                    -----------------------------------------------------------
                                                     DISTRIBUTIONS TO
                                                     SHAREHOLDERS
     Net investment income................................................             (26,658)          (49,806)
     Realized gain on investments.........................................            (201,601)                0
                                                    -----------------------------------------------------------
                                                     TOTAL DISTRIBUTIONS
                                                     TO SHAREHOLDERS                  (228,259)          (49,806)
                                                    ------------------------------------------------------------
                                                     CAPITAL SHARE
                                                     TRANSACTIONS
     Shares sold .........................................................           1,871,606         2,678,341
     Shares issued in connection with reinvestment of dividends...........             227,253            49,203
     Shares redeemed......................................................          (2,503,433)       (2,285,586)
                                                    ------------------------------------------------------------
                                                     NET CHANGE FROM
                                                     CAPITAL SHARE
                                                     TRANSACTIONS                     (404,574)          441,958
                                                    ------------------------------------------------------------
                                                     TOTAL INCREASE
                                                     IN NET ASSETS                   1,146,912         1,464,895
     Net assets, beginning of year........................................          10,000,677         8,535,782
                                                    ------------------------------------------------------------

     Net assets, end of year (including undistributed
        net investment income of $114 and $17,945,
        respectively).....................................................         $11,147,589       $10,000,677
                                                    ============================================================

                                                     CHANGES IN SHARES
                                                     OUTSTANDING
     Shares sold..........................................................              60,574            84,762
     Shares issued in connection with reinvestment of dividends...........               7,516             1,604
     Shares redeemed......................................................             (81,688)          (72,880)
                                                     -----------------------------------------------------------
                                                     (DECREASE) INCREASE               (13,598)           13,486
                                                     ===========================================================

The accompanying notes to financial statements are an integral part of these statements.

                                   MATRIX/LMH
                                   VALUE FUND

                                    Notes to
                                    Financial
                                    Statements JUNE 30, 1999
--------------------------------------------------------------------------------

                                    NOTE 1 -
                                    ORGANIZATION

     Matrix/LMH Value Fund (the "Fund"), formerly known as LMH Fund, Ltd., is a Maryland corporation registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

                                    NOTE 2 -
                                    SIGNIFICANT ACCOUNTING POLICIES

     The Fund consistently follows the accounting policies set forth below which are in conformity with generally accepted accounting principles.

     (a) Security Valuation
     Portfolio securities which are traded on national securities exchanges are valued at the last sale price on the principal exchange on which the security is traded as of the close of the New York Stock Exchange. If there were no transactions in a security on that day, the security is generally valued at the last reported bid price. Securities traded over-the-counter are generally valued at the latest bid price. If no quotations are available for a security, or if the Board of Directors (or committee of the Board of Directors appointed for that purpose) believes that the latest bid price of a security which has not been traded on the date in question does not fairly reflect its market value, it is valued in a manner determined in good faith by the Board of Directors, or its delegates, to reflect its fair value.

     (b) Federal Income Taxes
     The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

     (c) Portfolio Transactions
     Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

     (d) Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                                   MATRIX/LMH
                                   VALUE FUND

     (e) Other
     Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                    NOTE 3 -
                                    INVESTMENT ADVISORY FEE

     The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Matrix, formerly the Sub-Advisor, replaced Heine Management Group, Inc. ("Heine") as the Advisor on May 11, 1997. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets. For the year ended June 30, 1999, Matrix waived $53,319 of its fee.

                                    NOTE 4 -
                                    INVESTMENT TRANSACTIONS

     The cost of purchases and the proceeds from sales of securities for the year ended June 30, 1999 were as follows:



                                                                                 Proceeds from
                                                                               Sales (Including
                                                        Purchases                 Maturities)
                                                    -----------------------------------------
                  Common Stock and Bonds               $2,988,378                  $3,178,575
                  Short-term Obligations                3,158,058                   3,513,793

     At June 30, 1999, the cost of securities for federal income tax purposes was substantially the same as that recorded for book purposes. Accordingly, the aggregate gross unrealized appreciation of investments over cost for federal income tax purposes was $3,090,380 and the aggregate gross unrealized depreciation was $629,177, or a net unrealized appreciation of $2,461,203.

                                   MATRIX/LMH
                                   VALUE FUND



                                                            Financial Highlights
                                                            (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                                           YEARS ENDED JUNE 30,


                                                           -----------------------------------------------------
                                                            1999       1998        1997        1996        1995
                                                           -----------------------------------------------------

     Net asset value, beginning of year...............     $32.90      $29.39     $24.10      $20.98      $17.78
     Income from investment operations:
        Net investment income.........................       0.03        0.14       0.10        0.47        0.46
        Net realized and unrealized gain
          on investments..............................       6.26        3.54       5.52        3.12        3.13
                                                           -----------------------------------------------------
     Total from investment operations.................       6.29        3.68       5.62        3.59        3.59
                                                           -----------------------------------------------------
     Less distributions:
        Dividends from net investment
          income......................................      (0.09)      (0.17)     (0.33)      (0.47)      (0.39)
        Distributions from realized gains.............      (0.70)      (0.00)     (0.00)      (0.00)      (0.00)
                                                           ------------------------------------------------------
     Total distributions..............................      (0.79)      (0.17)     (0.33)      (0.47)      (0.39)
                                                           ------------------------------------------------------
     Net asset value, end of year.....................     $38.40      $32.90     $29.39      $24.10      $20.98
                                                           ======================================================

     Total return ....................................      19.79%      12.56%     23.47%      17.16%      20.47%

     Ratios/supplemental data:
     Net assets, end of year (millions)..............      $ 11.1      $ 10.0       $ 8.5      $ 6.6       $ 6.0
     Ratio of operating expenses to average
       net assets:
           Before expense reimbursement...............       1.83%       1.80%      1.92%       1.84%       2.35%
           After expense reimbursement................       1.25%       1.23%      1.42%       1.84%       2.35%
     Ratio of net investment income (loss)
       to average net assets:
           Before expense reimbursement ..............      (0.48%)     (0.12)%    (0.06)%      2.01%       2.27%
           After expense reimbursement ...............       0.10%       0.45%      0.44%       2.01%       2.27%
     Portfolio turnover rate ..............                     33%         68%       129%         57%        34%

The accompanying notes to financial statements are an integral part of these statements.

                                   MATRIX/LMH
                                   VALUE FUND

     REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     TO THE BOARD OF DIRECTORS and
         SHAREHOLDERS OF MATRIX/LMH VALUE FUND

         We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Matrix/LMH Value Fund, as of June 30, 1999, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements for the year ended June 30, 1998 and financial highlights presented for the four year period ending June 30, 1998 were audited by other auditors whose report dated August 20, 1998 expressed an unqualified opinion on those statements.
         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix/LMH Value Fund as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                           TAIT, WELLER & BAKER


     Philadelphia, Pennsylvania
     August 6, 1999

                               Board of Directors
                    Leonard M. Heine, Jr., Director Emeritus
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                                T. Michael Tucker

                               Investment Advisor
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223

                                    Custodian
                     Firstar Institutional Custody Services
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                          American Data Services, Inc.
                                150 Motor Parkway
                               Hauppauge, NY 11788
                                 (800) 385-7003

                                  Administrator
                      Investment Company Administration LLC

                             Independent Accountants
                              Tait, Weller, & Baker

                                  Legal Counsel
                      Swidler Berlin Shereff Friedman, LLP

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.